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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 27, 1999

                           TOYMAX INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)



        0-23215                                           11-3391335
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                 125 E. BETHPAGE ROAD, PLAINVIEW, NEW YORK 11803
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(Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (516) 391-9898


                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      On May 27, 1999, Monogram International, Inc. f/k/a Monogram Acquisition, Inc. (the "Company"), a wholly-owned subsidiary of Toymax International, Inc. ("Toymax"), and other subsidiaries of Toymax (Gallion Development Limited ("Gallion"), a wholly-owned subsidiary of Toymax, and Monogram Acquisition I, LLC ("LLC"), a wholly-owned subsidiary of Gallion) acquired substantially all of the assets and certain liabilities of Burkett Enterprises, Inc. f/k/a Monogram International, Inc. ("Monogram") and Monogram Products, (H.K.) Limited ("Products," together with Monogram, the "Sellers"), a wholly-owned subsidiary of Monogram, pursuant to an asset purchase agreement (the "Purchase Agreement"), dated April 19, 1999.

      The Sellers are leading designers, manufacturers and marketers of gift, novelty and souvenir products sold globally. The consideration for the acquisition was $6,000,000 paid in cash to the Sellers (the "Initial Payment") plus up to $9,000,000 payable to the Sellers after the closing if certain contingencies occur.

      Pursuant to the terms and provisions of the Purchase Agreement, among other things, the Buyers agreed to assume certain liabilities of Monogram. In furtherance thereof, the Company and LLC agreed to jointly and severally assume Monogram's short term indebtedness to SunTrust Bank Tampa Bay consisting of two (2) promissory notes aggregating $3,839,122.32 as of the date of the acquisition. The obligations of the Company and LLC with respect to the debts are secured by a guaranty executed and delivered by Toymax.

      A portion of the Initial Payment was an advance of funds from a subsidiary of Toymax and the remainder of the funds required for the Initial Payment came out of the working capital of Toymax.

      In connection with the acquisition, the Company entered into employment agreements with Charles Burkett, former President of Monogram, and several other key executives of Monogram. In addition, substantially all of the former employees of Monogram were hired by the Company.

      Toymax incorporates by reference herein the matters announced in Toymax's press release dated May 27, 1999 (such press release is filed as Exhibit 99.1 hereto).


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Business Acquired.

            Such information will be filed by amendment to this Form 8-K within sixty days from the date hereof.

      (b) Pro-forma financial information.

            Such information will be filed by amendment to this Form 8-K within sixty days from the date hereof.

      (c) Exhibits.

            The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

            2.1 Asset Purchase Agreement, dated April 19, 1999, among Toymax International, Inc., Monogram International, Inc. f/k/a Monogram Acquisition, Inc., Gallion Development Limited, Monogram Acquisition I, LLC, Burkett Enterprises, Inc. f/k/a Monogram International, Inc., Monogram Products (H.K.) Limited, and Roberta M. Burkett, Charles D. Burkett, Jr., Stephen R. Burkett, and Bonnie L. Beetar.

            10.1 Employment Agreement, made as of May 27, 1999, between Monogram Acquisition, Inc. and Charles Burkett.

            99.1  Press release of the Company dated May 27, 1999.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TOYMAX INTERNATIONAL, INC.
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                                                    (Registrant)


Date: June 11, 1999                 By: /S/
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                                           William A. Johnson, Jr.
                                           Chief Financial Officer and Treasurer


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